EXHIBIT 10.4

[AHCCCS LOGO]	ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT NUMBER: 9	2. CONTRACT NO.: YH09-0001-07	3. EFFECTIVE DATE OF AMENDMENT October 1, 2009	4. PROGRAM DHCM - ACUTE

5. CONTRACTOR'S NAME AND ADDRESS: VHS Phoenix Health Plan, LLC 7878 N. 16th St., Suite 105 Phoenix, AZ 85020

6. PURPOSE OF AMENDMENT: To amend Section D.

7.  THE CONTRACT REFERENCED ABOVE FOLLOWS
A.            Section D, Paragraph 53, Compensation Subparagraph 11 revised to the following language:

Reconciliation of Prospective non-MED Costs to Reimbursement: For CYE AHCCCS will reconcile the Contractor's prospective non-MED medical cost expenses to prospective non-MEDcapitation paid to the Contractor for dates of service July 1, 2009 through September 30, 2009. This reconciliation will limit the Contractor's profits and losses to 3%. Any losses in excess of 3% will be reimbursed to the Contractor,and likewise, profits in excess of 3% will be recouped. Adjudicated encounter data will be used to determine medical expenses. Refer to the Prospective non-MED Reconciliation Policy included in the ACOM for further details.

For CYE 10, AHCCCS will reconcile the Contractor's prospective non-MED medical cost expenses to prospective non-MED net capitation paid to the Contractor for dates of service during the contract year being reconciled. This reconciliation will limit the Contractor's profits and losses to 2%. Any losses in excess of 2% will be reimbursed to the Contractor,and likewise, profits in excess of 2% will be recouped. Adjudicated encounter data will be used to determine medical expenses. Refer to the Prospective non-MED Reconciliation Policy included in the ACOM for further details.

NOTE:  Please sign, date, and return executed file by E-Mail to: Mark Held at Mark.Held@azahcccs.gov
                                                                                                               Sr. Procurement Specialist
                                                                                                               AHCCCS Contracts and Purchasing
                                                                                                               and Georgina Maya at
                                                                                                               Georgina.Maya@azahcccs.gov

8.  EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE: /s/ Nancy Novick TYPED NAME: NANCY NOVICK TITLE: CHIEF EXECUTIVE OFFICER DATE: 9/17/09	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
/s/ Michael Veit

MICHAEL VEIT
CONTRACTS & PURCHASING ADMINISTRATOR DATE: SEP 16 2009